Exhibit 23
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the Registration Statements listed below of our reports dated February 14, 2006, with respect to the consolidated financial statements of Comerica Incorporated and subsidiaries, Comerica Incorporated’s management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Comerica Incorporated, included in this Annual Report on Form 10-K for the year ended December 31, 2005:

Registration Statement No. 33-42485 on Form S-8 dated August 29, 1991
Registration Statement No. 33-45500 on Form S-8 dated February 11, 1992
Registration Statement No. 33-49964 on Form S-8 dated July 23, 1992
Registration Statement No. 33-49966 on Form S-8 dated July 23, 1992
Registration Statement No. 33-53220 on Form S-8 dated October 13, 1992
Registration Statement No. 33-53222 on Form S-8 dated October 13, 1992
Registration Statement No. 33-58823 on Form S-8 dated April 26, 1995
Registration Statement No. 33-58837 on Form S-8 dated April 26, 1995
Registration Statement No. 33-58841 on Form S-8 dated April 26, 1995
Registration Statement No. 33-65457 on Form S-8 dated December 29, 1995
Registration Statement No. 33-65459 on Form S-8 dated December 29, 1995
Registration Statement No. 333-00839 on Form S-8 dated February 9, 1996
Registration Statement No. 333-04297 on Form S-3 dated May 22, 1996
Registration Statement No. 333-24569 on Form S-8 dated April 4, 1997
Registration Statement No. 333-24567 on Form S-8 dated April 4, 1997
Registration Statement No. 333-24565 on Form S-8 dated April 4, 1997
Registration Statement No. 333-24555 on Form S-8 dated April 4, 1997
Registration Statement No. 333-37061 on Form S-8 dated October 2, 1997
Registration Statement No. 333-48118 on Form S-8 dated October 18, 2000
Registration Statement No. 333-48120 on Form S-8 dated October 18, 2000
Registration Statement No. 333-48122 on Form S-8 dated October 18, 2000
Registration Statement No. 333-48124 on Form S-8 dated October 18, 2000
Registration Statement No. 333-48126 on Form S-8 dated October 18, 2000
Registration Statement No. 333-50966 on Form S-8 dated November 30, 2000
Registration Statement No. 333-51042 on Form S-8 to Form S-4 dated February 6, 2001
Registration Statement No. 333-104163 on Form S-8 dated March 31, 2003
Registration Statement No. 333-104164 on Form S-8 dated March 31, 2003
Registration Statement No. 333-48124 on Form S-8 dated August 14, 2003
Registration Statement No. 333-107962 on Form S-8 dated August 14, 2003
Registration Statement No. 333-110791 on Form S-8 dated November 26, 2003
Registration Statement No. 333-110792 on Form S-8 dated November 26, 2003
Registration Statement No. 333-117788 on Form S-8 dated July 30, 2004
February 28, 2006
Detroit, Michigan

/s/ Ernst & Young